UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 7, 1998





                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     MARYLAND                1-13089                          75-2687420
(STATE OF OTHER      (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER
 JURISDICTION OF                                            IDENTIFICATION NO.)
INCORPORATION OR
  ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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EXPLANATORY NOTE

U.S. Restaurant Properties, Inc., (the "Registrant") a fully integrated, self-administered and self-managed real estate investment trust hereby amends its Form 8-K dated August 7, 1998, as filed with the Securities and Exchange Commission on August 21, 1998 and previously amended on October 6, 1998 as follows:

The Registrant hereby submits the revisions to the attached pages in order to respond to a revision request received from the Securities and Exchange Commission on November 30, 1998. These revised pages should be read in conjunction with the amended Form 8-K filed on October 6, 1998.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     As previously reported, except as noted in the explanatory note above.


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


NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 277 properties acquired on various dates from January 1, 1997 through December 31, 1997 and the sale of eight properties on various dates from January 1, 1997 through December 31, 1997.

(b) Reflects pro forma adjustment for the issuance of preferred stock. Proceeds of which were used to finance the acquisitions.

(c) Reflects pro forma adjustment to operations relating to base rent for the 1998 acquisitions comprised of 87 properties acquired and two properties sold on various dates from January 1, 1998 through June 30, 1998.

(d) Reflects pro forma adjustment to operations for historical financial results for five properties sold on various dates from July 1, 1998 through September 8, 1998.

(e) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Hub Hill, Inc. acquisition comprised of one property acquired on September 8, 1998. See statement of revenues included herein.

(f) Reflects pro forma adjustment to operations relating to base rent and property operating expenses based on historical financial information for the Inwood Plaza acquisition comprised of one property acquired on August 10, 1998. See statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Applebee's Neighborhood Grill and Bar properties comprised of 11 properties acquired on August 3, 1998.
     See statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Shoney's Acquisition comprised of five properties acquired on July 29, 1998. See combined statement of revenues and certain expenses included herein.

(i) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Ralph Mason, Mack C. Colt and Mack
     V. Colt Trusts acquisition comprised of one property acquired on July 23, 1998. See statement of revenues included herein.

(j) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Buca acquisition comprised of one property acquired on March 27, 1998. See statement of revenues and certain expense included herein.

(k) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Sybra, Inc. and Sybra of California, Inc. (wholly-owned subsidiaries of I.C.H. Corporation) acquisition comprised of six properties acquired on various dates between April 15, 1998 and July 15, 1998.

(l) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of nine properties acquired on various dates from July 1, 1998 through September 8, 1998. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income. The pro forma adjustment to operations for revenues on newly constructed properties and undeveloped properties are computed at the beginning of the lease, which generally coincide with the date construction is complete.



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


NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1998 and the date of acquisition for base rent for 1998 acquisitions comprised of 87 properties acquired and two properties sold on various dates from January 1, 1998 through June 30, 1998.

(b) Reflects pro forma adjustment to operations for historical financial results for five properties sold on various dates from July 1, 1998 through September 8, 1998.

(c) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Hub Hill, Inc. acquisition comprised of one property acquired on September 8, 1998. See statement of revenues included herein.

(d) Reflects pro forma adjustment to operations relating to base rent and operating expenses based on historical financial information for the Inwood Plaza acquisition comprised of one property acquired on August 10, 1998. See statement of revenues and certain expenses included herein.

(e) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Applebee's Neighborhood Grill and Bar properties comprised of 11 properties acquired on August 3, 1998.
     See statement of revenues and certain expenses included herein.

(f) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Shoney's Acquisition comprised of five properties acquired on July 29, 1998. See combined statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Ralph Mason, Mack C. Colt and Mack
     V. Colt Trusts acquisition comprised of one property acquired on July 23, 1998. See statement of revenues included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Buca acquisition comprised of one property acquired on March 27, 1998. See statement of revenues and certain expense included herein.

(i) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Sybra, Inc. and Sybra of California, Inc. (wholly-owned subsidiaries of I.C.H. Corporation) acquisition comprised of six properties acquired on various dates between April 15, 1998 and July 15, 1998.

(j) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of nine properties acquired on various dates from July 1, 1998 through September 8, 1998. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income. The pro forma adjustment to operations for revenues on newly constructed properties and undeveloped acquisitions are computed at the beginning of the lease, which generally coincide with the date construction is complete.

(k) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for 39 other properties acquired on various dates from July 1, 1998 through September 8, 1998.

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


                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   December 7, 1998               U.S. RESTAURANT PROPERTIES, INC



                                       By:    /s/ Robert J. Stetson
                                          -----------------------------------
                                           Robert J. Stetson
                                           President, Chief Executive Officer




                                       By:   /s/ Michael D. Warren
                                          -----------------------------------
                                           Michael D. Warren
                                           Director of Finance


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